UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Foot Locker, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on Wednesday, May 19, 2010

The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/fl

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 5, 2010 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:	1-888-313-0164
(outside of the U.S and Canada call 201-680-6688)

Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)

Internet:	http://www.proxyvoting.com/fl

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.

Dear Foot Locker, Inc. Shareholder:

The 2010 Annual Meeting of Shareholders of Foot Locker, Inc. (the “Company”) will be held at the Company’s corporate headquarters located at 112 West 34th Street, New York, New York 10120, on Wednesday, May 19, 2010, at 9:00 A.M. (local time).

Proposals to be considered at the Annual Meeting:

(1)	to elect three members to the Board of Directors to serve for three-year terms;

(2)	to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year;

(3)	to approve the Foot Locker 2007 Stock Incentive Plan, as Amended and Restated; and

(4)	to transact such other business that may properly come before the meeting and at any adjournment or postponement.

The Board of Directors recommends a vote “FOR” Items 1, 2, and 3.

The Board of Directors has fixed the close of business on March 22, 2010 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN
YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO
VOTE YOUR PROXY ELECTRONICALLY.

72246

Directions to attend the annual meeting where you may vote in person can be found in the Foot Locker, Inc. 2010 Proxy Statement.

Meeting Location:
Foot Locker, Inc. Corporate Headquarters
112 West 34th Street
New York, New York 10120

The following Proxy Materials are available for you to review online:
•	the Company’s 2010 Proxy Statement;
•	the Company’s Annual Report and Form 10-K for the year ended January 30, 2010; and
•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/fl

The Proxy Materials for Foot Locker, Inc. are available to review at:

http://www.proxyvoting.com/fl

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote
Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

72246